UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 3, 2017

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2017, Ernest LaPorte, Senior Vice President and Chief Accounting Officer of Ascena Retail Group, Inc. (the “Company”), gave notice to the Company of his retirement as Senior Vice President and Chief Accounting Officer of the Company, effective March 31, 2017. The Company will begin a search to identify and retain a qualified executive to serve in this position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: January 5, 2017	By:	/s/ Ernest LaPorte

Name: Ernest LaPorte
Title: Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)